
            As filed with the Securities and Exchange Commission on May 30, 1997
                                                           Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                -----------------

                           RENTAL SERVICE CORPORATION
             (Exact name of registrant as specified in its charter)

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
         DELAWARE                               7353                       33-0569350
(State or other jurisdiction of      (Primary Standard Industrial      (I.R.S. Employer
incorporation or organization)       Classification Code Number)     Identification Number)

                        14505 N. HAYDEN ROAD, SUITE 322
                           SCOTTSDALE, ARIZONA 85260
                                 (602) 905-3300
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                -----------------

                                 MARTIN R. REID
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                           RENTAL SERVICE CORPORATION
                        14505 N. HAYDEN ROAD, SUITE 322
                           SCOTTSDALE, ARIZONA 85260
                                 (602) 905-3300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                -----------------

                                   COPIES TO:

    ELIZABETH A. BLENDELL, ESQ.                     LARRY A. BARDEN, ESQ.
        LATHAM & WATKINS                              SIDLEY & AUSTIN
      633 WEST FIFTH STREET                       ONE FIRST NATIONAL PLAZA
           SUITE 4000                                    SUITE 4400
  LOS ANGELES, CALIFORNIA 90071                   CHICAGO, ILLINOIS 60603
         (213) 485-1234                                (312) 853-7000

                                -----------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:  AS SOON
AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No.
333-26753

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


                        CALCULATION OF REGISTRATION FEE
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
============================================================================================================
                                                          PROPOSED           PROPOSED
        TITLE OF ADDITIONAL          ADDITIONAL           MAXIMUM            MAXIMUM              AMOUNT OF
           SECURITIES               AMOUNT TO BE       OFFERING PRICE        AGGREGATE          REGISTRATION
         TO BE REGISTERED           REGISTERED(1)         PER SHARE       OFFERING PRICE(1)         FEE
Common Stock, par value $.01 per
  share............................   552,000             $19.875            $10,971,000           $3,325
============================================================================================================

(1) Includes 72,000 shares subject to an over-allotment option granted to the Underwriters.

================================================================================

                             EXPLANATORY STATEMENT

          This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1, both promulgated under the Securities Act of 1933, as amended, to register an additional 552,000 shares of Common Stock, par value $.01 per share, of Rental Service Corporation. The undersigned Registrant hereby incorporates by reference herein the contents of Registration Statement No. 333-26753.


                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $3,325 for the additional shares of Common Stock being registered hereby as soon as practicable (but in any event no later than the close of business on May 30, 1997); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank during regular business hours on May 30, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on May 30, 1997.

                                 RENTAL SERVICE CORPORATION


                                 By: /s/ MARTIN R. REID
                                    --------------------------------------
                                     Martin R. Reid
                                     Chairman of the Board
                                     and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

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

        Signature                                Title                           Date
        ---------                                -----                           ----

/s/ MARTIN R. REID                    Chairman of the Board and Chief       May 30, 1997
---------------------------           Executive Officer (Principal
    Martin R. Reid                    Executive Officer)

/s/ ROBERT M. WILSON                  Senior Vice President, Chief          May 30, 1997
---------------------------           Financial Officer, Secretary and
    Robert M. Wilson                  Treasurer (Principal Financial
                                      and Accounting Officer)

/s/ WILLIAM M. BARNUM, JR.            Director                              May 30, 1997
---------------------------
    William M. Barnum, Jr.

                                      Director                              May 30, 1997
---------------------------
    James R. Buch

/s/ CHRISTOPHER A. LAURENCE           Director                              May 30, 1997
---------------------------
    Christopher A. Laurence

                                      Director                              May 30, 1997
---------------------------
    Eric L. Mattson

/s/ BRITTON H. MURDOCH                Director                              May 30, 1997
---------------------------
    Britton H. Murdoch

                                      Director                              May 30, 1997
---------------------------
    John G. Quigley

/s/ FREDERICK J. WARREN               Director                              May 30, 1997
---------------------------
    Frederick J. Warren
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

                                 EXHIBIT INDEX
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


Exhibit
Number                           Description                          Page No.
-------                          -----------                          --------
  5.1          Opinion of Latham & Watkins.
 23.1          Consent of Ernst & Young LLP.
 23.2          Consent of Ernst & Young LLP.
 23.3          Consent of Ernst & Young LLP.
 23.4          Consent of McGladrey & Pullen, LLP.
 23.5          Consent of Latham & Watkins (included in Exhibit 5.1).
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